Prospectus Supplement	April 17, 2019

Putnam Short Duration Income Fund
Prospectus dated November 30, 2018

Effective April 30, 2019, the sub-section Your fund’s management – Portfolio managers in the section Fund summary is replaced in its entirety with the following:

Portfolio managers

Joanne Driscoll, Portfolio Manager, portfolio manager of the fund since 2011

Michael Lima, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011

Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2017

Effective April 30, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
managers	fund	Employer	Positions over past five years
Joanne Driscoll	2011	Putnam Management	Portfolio Manager
		1995–Present
Michael Lima	2019	Putnam Management	Portfolio Manager, Analyst
		1997–Present
Michael Salm	2011	Putnam Management	Co-Head of Fixed Income
		1997–Present
Emily Shanks	2017	Putnam Management	Portfolio Manager
		2012–Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

Effective June 1, 2019 (the “Effective Date”), Putnam Short Duration Income Fund will be renamed Putnam Ultra Short Duration Income Fund. On the Effective Date, all references in the fund’s prospectus to “Putnam Short Duration Income Fund” will be replaced with “Putnam Ultra Short Duration Income Fund”.

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